CATALYST NASDAQ-100 HEDGED INCOME FUND

(formerly, Catalyst Nasdaq-100 Hedged Equity Fund)

Class A: CLPAX Class C: CLPCX Class I: CLPFX

SUMMARY PROSPECTUS

November 1, 2026

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at https://catalystmf.com/literature-and-forms/. You can also get this information at no cost by calling 1-866-447-4228, emailing info@catalystmf.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated November 1, 2026 are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

FUND SUMMARY: CATALYST NASDAQ-100 HEDGED INCOME FUND

Investment Objective: The Fund’s investment objective is total return.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 115 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 63 and Waiver of Up-Front Sales Charge on Class A Shares on page 64.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%[1]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	1.18%	1.19%	1.17%
Interest/Dividend Expense	0.09%	0.09%	0.09%
Remaining Other Expenses	1.09%	1.10%	1.08%
Acquired Fund Fees and Expenses[2]	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses	2.75%	3.51%	2.49%
Fee Waiver and/or Expense Reimbursement [3]	(0.85)%	(0.86)%	(0.84)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.90%	2.65%	1.65%

1 The 1.00% maximum deferred sales charge may be assessed in the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge) on shares redeemed within two years of purchase.

2Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

3 The Fund’s advisor, Catalyst Capital Advisors LLC (the “Advisor”), has contractually agreed to waive advisory fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest, and (b) dividends on securities sold short; underlying fund expenses; taxes and, extraordinary expenses, such as regulatory inquiry and litigation expenses) at 1.74%, 2.49% and 1.49% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2027. This agreement may be terminated by the Trust’s Board of Trustees only on 60 days’ written notice to the Advisor, by the Advisor with the consent of the Board of Trustees, or upon the termination of the advisory agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed), so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the Fund’s expense limitation at the time such expenses were waived, and (ii) the Fund’s current expense limitation at the time of recoupment.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation through its expiration period, October 31, 2027, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$757	$268	$168
3	$1,303	$997	$695
5	$1,875	$1,748	$1,250
10	$3,420	$3,726	$2,763

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2026 was 45% of the average value of its portfolio.

Principal Investment Strategies:

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and derivative instruments that provide exposure to the NASDAQ-100 Index® (“NDX”). The Fund may obtain its NDX exposure through: (i) direct holdings of common stocks comprising the NDX (using a replication or near-replication methodology); (ii) exchange traded funds (“ETFs”) and/or exchange-traded notes (“ETNs”) that track the NDX; and (iii) long options, call spreads, or option combinations on the NDX and/or CME E-mini Nasdaq-100 futures contracts (including long-dated options with maturities up to one year or more) to capture equity upside and long market exposure. The Fund may also hold cash, cash equivalents, and short-term U.S. Treasury obligations as collateral for certain of its derivative positions. For purposes of determining compliance with the Fund’s 80% investment policy, derivatives are valued at their notional amount. The NDX is a large-capitalization growth index comprised of the 100 largest domestic and international non-financial companies listed on the Nasdaq Stock Market based on market capitalization.

The Fund employs a written call option overlay to implement a hedged equity strategy and to generate cash flow and manage portfolio risk. The Fund seeks income by writing (selling) call options on the NDX or investments with exposure to the NDX, including Cboe NDX and Micro NDX, and on futures contracts, including CME E-mini NDX futures contracts. The call options written by the Fund generally have short-dated maturities of approximately two weeks (but can be longer if necessary, as long as they remain covered calls) and are typically systematically rolled to generate cash flow from option premiums.

The premiums received from writing call options supplement the returns of the Fund’s equity holdings. In exchange for the premium~~s~~ received from writing a call option, the Fund agrees to sell the underlying asset at a certain fixed price (the strike price). The Fund’s gain is limited to the strike price. If the underlying asset appreciates in value above the strike price, the Fund gets no benefit. This loss of upside opportunity may be offset in whole or in part by any long equity, futures, or option positions held by the Fund.

The Fund’s sub-advisor, Equity Armor Investments, LLC (the “Sub-Advisor”), dynamically manages the overall portfolio exposure and option overlay to seek current income and participate in equity market gains. The premiums received from selling call options may partially offset any declines in the Fund’s equity holdings, but the Fund’s equity market losses may exceed the premiums received.

Distribution Policy: The Fund’s distribution policy is to make twelve monthly distributions to shareholders. The Fund may, at the discretion of management, target a specific level of monthly distributions (including any return of capital) from time to time. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. For more information about the Fund’s distribution policy, please turn to “Additional Information About the Funds’ Principal Investment Strategies and Related Risks – Principal Investment Strategies – Catalyst Nasdaq-100 Hedged Income Fund - Distribution Policy and Goals” section in the Fund’s Prospectus.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund, and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return, and value of the Fund and your investment.

Cash and Cash Equivalents Risk: At any time, the Fund may have significant investments in cash and cash equivalents. When a substantial portion of a portfolio is held in cash and cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

Counterparty Risk. A counterparty to a financial instrument held by the Fund, or by a special purpose or structured vehicle invested in by the Fund, may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) the risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time.

Distribution Policy Risk. The Fund may, at the discretion of management, target a specific level of monthly distributions (including any return of capital) from time to time. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Equity Security Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.

Exchange-Traded Fund (“ETFs”) Risk. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances. Shareholders of the Fund will bear the expenses of the Fund’s investment in ETFs as well as the Fund’s own operating expenses.

Exchange Traded Notes (ETNs”) Risk. Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.

Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability, and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, the risks of investing in foreign developed countries.

Futures Contract Risk: The successful use of futures contracts draws upon the Sub-Advisor’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) investments in futures contracts involves leverage, which means a small percentage of assets in futures or forward contracts can have a disproportionately large impact on the Fund, and the Fund can lose more than the principal amount invested; (d) losses caused by unanticipated market movements, which are potentially unlimited; (e) the Sub-Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (f) the possibility that the counterparty will default in the performance of its obligations; and (g) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Hedging Risk. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk, or that hedging transactions will be either available or cost effective.

Index Risk. Because the Fund is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

Large Capitalization Company Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Leverage Risk. Using derivatives like futures contracts and options to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the Fund’s securities must be liquid at the time of investment, the Fund may purchase illiquid investments and securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the Fund’s investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemptions or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on investments in illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular stocks, futures contracts, options, or other securities or derivatives in which the Fund invests or sells short may prove to be incorrect, and there is no guarantee that the portfolio managers’ judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, tariffs or trade wars, international conflicts, and political events affect the securities markets.

Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Sub-Advisor carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons, including errors, omissions, imperfections or malfunctions. Because the use of models are usually based on data supplied by third parties, the success of the Sub-Advisor’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

Options Market Risk. Markets for options may not always operate on a fair and orderly basis. At times, prices for options may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the Fund to effectively implement its investment strategy and achieve its objectives, and could potentially lead to significant losses.

Options Risk. There are risks associated with the Fund’s use of options. As the buyer of a call option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not rise above the strike price, which means the option will expire worthless. As the buyer of a put option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not fall below the strike price, which means the option will expire worthless. Conversely, as a seller (writer) of a call option or put option, the Fund will lose money if the value of the underlying reference instrument rises above (written call option) or falls below (written put option) the respective option’s strike price. The Fund's losses are potentially large in a written put transaction and potentially unlimited in an unhedged written call transaction.

A buyer of a call or put option risks the loss of the entire premium invested in the option. If the price of the underlying security is not above the strike price at maturity of a call, or not below the strike price at maturity of a put, the option will expire worthless.

Additionally, purchased options may decline in value due to changes in price of the underlying reference instrument, passage of time, and changes in volatility. Generally, options may not be an effective hedge because they may have imperfect correlation to the value of the Fund's portfolio securities. Further, the underlying reference instrument on which the option is based may have imperfect correlation to the value of the Fund's portfolio securities. Option premiums are treated as short-term capital gains and, when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. Options are also subject to leverage and volatility risk, liquidity risk, tracking risk (the risk that an option’s returns will deviate from a benchmark), and sub-strategy risk (the risk that hedging sub-strategies will not perform as expected).

Call Options Risk.  As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received and gives up the opportunity for gain on the underlying security above the exercise option price.  The Fund continues to bear the risk that it will lose money if the value of the security falls below the strike price. Option premiums are treated as short-term capital gains and, when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. As the buyer of a call option, the Fund assumes the risk that the market price of the underlying security will not increase above the strike price plus the premiums paid, so the Fund bears the risk that it will lose the premium paid for the option.

Sector Exposure Risk. Sector exposure risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.

Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates, and competition for the services of qualified personnel.

U.S. Government Obligations Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

Performance:

The bar chart and accompanying table shown below provides an indication of the risks of investing in the Fund. The bar chart shows the total return of its Class A shares for each of the last ten full calendar years. Although Class C and Class I shares have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Class I shares are different from Class A shares because Class C and Class I shares have different expenses than Class A shares. The performance table shows how the average annual total returns for Class A, Class C and Class I shares compare over time with those of a broad-based market index and a supplemental index. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. The Fund’s investment strategy changed on November 1, 2026. The performance data below for periods prior to November 1, 2026 reflects a different investment strategy. Consequently, the performance record may be less pertinent for investors considering whether to purchase shares of the Fund. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.

Updated performance information and daily NAV is available at no cost by calling 1-866-447-4228 and on the Fund’s website at www.CatalystMF.com.

Catalyst Nasdaq-100 Hedged Income Fund Annual Total Returns

for the Years Ended December 31

During the period shown in the bar chart, the highest return for a quarter was 16.11% (quarter ended June 30, 2025), and the lowest return for a quarter was (19.33)% (quarter ended June 30, 2022). The Class A shares year-to-date return as of September 30, 2026 was 15.52%.

Average Annual Total Returns
(for the periods ended December 31, 2025)

Class A	1 Year	5 Year	10 Year
Return Before Taxes	5.89%	4.73%	5.28%
Return After Taxes on Distributions	3.80%	4.14%	4.73%
Return After Taxes on Distributions and Sale of Fund Shares	5.00%	3.61%	4.05%
Class C
Return Before Taxes	11.57%	5.19%	5.09%
Class I
Return Before Taxes	12.68%	6.25%	6.15%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
NASDAQ – 100 Total Return Index (reflects no deduction for fees, expenses or taxes)	21.02%	15.30%	19.70%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor.

Sub-Advisor: Equity Armor Investments, LLC, serves as the Fund’s investment sub-advisor.

Portfolio Managers: Brian Stutland, Managing Partner, Chief Investment Officer of the Sub-Advisor, Afshin Luke Rahbari, Chief Compliance Officer, Managing Member and a Portfolio Manager of the Sub-Advisor, and Joseph Tigay, Chief Trading Officer and a Portfolio Manager of the Sub-Advisor, serve as the Fund’s Portfolio Managers and are primarily responsible for the day-to-day management of the Fund. Mr. Rahbari is the Fund’s Lead Portfolio Manager. Messrs. Stutland, Rahbari, and Tigay have served the Fund as Portfolio Managers since October 2020.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, $2,500 for tax-deferred plans, such as IRA and 401(k) accounts, or $100 for an automatic investment plan account. The minimum subsequent investment in each share class of the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary, to the Fund or the Transfer Agent, and will be paid by check, wire transfer or ACH.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates, unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing through a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.